Third Quarter 2024 Earnings Presentation October 30, 2024 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Director, Investor Relations

Disclaimer 2 12% FORWARD LOOKING STATEMENTS The information in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating margin and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 14, adjusted EBITDAX reconciliation is shown on page 15 of the presentation, adjusted net income is shown on page 16, adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 9 and ROCE is shown on page 18. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Third Quarter 2024 Earnings Presentation

Third Quarter 2024 Earnings Presentation

Third Quarter Highlights & Announcements

Financial

Total adjusted net income of $100 million and operating income margin of 39%

Adjusted EBITDAX of $244 million with a 42% reinvestment rate

D&C capital of $103 million and free cash flow of $126 million

Q324 Annualized Return on Capital Employed (ROCE) of 22%

Operations

Q324 production of 90.7 Mboe/d (10% YoY growth) and oil production of 38.9 Mbbls/d (18% YoY growth)

Giddings production growth of 12% YoY and oil production growth of 24% YoY

Continued benefit of field-level optimization & cost reduction program – Q324 LOE declining to $5.33 per boe, down 11% vs. Q124

Corporate

Added ~$15 million of small royalty, leasehold and working interest deals in both Giddings and Karnes

Returned ~$88 million to shareholders (70% of free cash flow), including: $62 million of share repurchases(1) and dividends of $26 million

Maintained best-in-class balance sheet with $124 million of net debt

Continuing to execute a differentiated business model focused on enhancing per share value

(1) Includes $0.6 million of share repurchases incurred during the third quarter, but settled during the fourth quarter of 2024.

MAGNOLIA OIL & GAS 3

Key Financial Metrics (1) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. 4 Metric Q3 2024 YoY % Change Total Production (Mboe/d) 90.7 10% Oil Production (Mbbls/d) 38.9 18% Giddings Production as a % of total 76% 2% Revenue ($ MM) $333 6% Adjusted EBITDAX ($ MM) $244 2% Adjusted Net Income ($ MM) $100 (15%) D&C Capex ($ MM) $103 (1%) D&C Capital % of Adjusted EBITDAX 42% (2%) Annualized Return on Capital Employed (ROCE) 22% (5%) Free Cash Flow ($ MM) $126 (1%) Cash Balance ($ MM) $276 (55%) Diluted weighted average shares outstanding (MM) (1) 198.4 (5%) Third Quarter 2024 Earnings Presentation

276 241 33 105 15 27 61 276 0 100 200 300 400 500 600 Cash 6/30/2024 Cash Flow from Operations Changes in Working Capital and Other DC&F Capital & Leasehold Acquisitions Dividends and Distributions Share Repurchases Cash 9/30/2024 (1) (3)(2) (4) 3Q 2024 Cash Flow Reconciliation 5 $ In M ill io n s (1) Cash flow from operations before changes in working capital. (2) Comprised of $33 million of working capital changes including capital accruals. (3) Includes $25 million of dividends paid to Class A shareholders and $2 million of distributions to noncontrolling interest holders. (4) Comprised of $48 million Class A Stock Repurchases and $13 million of Class B Common Stock Repurchase and cancellation. Third Quarter 2024 Earnings Presentation

History of Significant & Consistent Share Repurchases (1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. 6 Magnolia has reduced its diluted share count by approximately 23% Magnolia’s Consistent Share Repurchases1 (million shares repurchased) Third Quarter 2024 Earnings Presentation

Track Record of a Safe, Sustainable and Growing Dividend 7 $0.28 $0.40 $0.46 $0.52 2021 2022 2023 2024 Annualized Dividend Payout Per Share ❑ Magnolia’s dividend has grown at a double-digit rate over the past 4 years ❑ Sustainable dividend growth supported even at lower product prices ❑ Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth ❑ Long-term average annual dividend growth of ~10% through commodity cycles Third Quarter 2024 Earnings Presentation

Summary Balance Sheet 8 (in thousands) September 30, 2024 December 31, 2023 Cash $276,139 $401,121 Current assets 139,059 190,152 Property, plant and equipment, net 2,273,676 2,052,021 Other assets 122,083 112,922 Total assets $2,810,957 $2,756,216 Current liabilities $281,523 $314,887 Long-term debt, net 394,793 392,839 Other long-term liabilities 174,069 165,822 Total equity 1,960,572 1,882,668 Total liabilities and equity $2,810,957 $2,756,216 Third Quarter 2024 Earnings Presentation

Margin and Cost Structure 9 (1) Lease operating expenses exclude non-cash stock based compensation of $0.6 million, or $0.07 per boe, and $0.5 million, or $0.07 per boe, for the quarters ended September 30, 2024 and 2023, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $4.1 million, or $0.50 per boe, and $3.7 million, or $0.49 per boe, for the quarters ended September 30, 2024 and 2023, respectively. $ / Boe, unless otherwise noted For the Quarters Ended September 30, 2024 September 30, 2023 Revenue $39.92 $41.52 Total Cash Operating Costs: Lease Operating Expenses (1) (5.26) (4.65) Gathering, Transportation & Processing (1.28) (1.35) Taxes Other Than Income (2.19) (1.95) Exploration Expenses (0.06) (0.67) General & Administrative Expenses (2) (2.04) (2.06) Total Adjusted Cash Operating Costs (10.83) (10.68) Adjusted Cash Operating Margin $29.09 $30.84 Margin % 73% 74% Non-Cash Costs: Depreciation, Depletion, and Amortization (12.86) (10.67) Asset Retirement Obligations Accretion (0.21) (0.12) Non-cash stock based compensation (0.57) (0.56) Total non-cash costs (13.64) (11.35) Operating Income Margin $15.45 $19.49 Margin % 39% 47% Third Quarter 2024 Earnings Presentation

Third Quarter 2024 Earnings Presentation

2024 Operating Plan & Guidance

2024E Production & Capital

Annual BOE and Oil Growth

High Single-Digit YoY Total Growth;
YoY Oil Growth Rate in Excess of Total Growth

2024E Capital

Original Budget: $450 - $480 Million
Current Estimate: ~$470 Million (D,C&F)

2024 Operating Plan

~2 Rigs / ~1 Completion Crew

2024E Capital


~20%
Karnes
~80%
Giddings

Fourth Quarter 2024 Guidance

Production

~93 Mboe/d

D&C Capital Spending

~$125 Million

Oil Differential (To Magellan East Houston)

($3) Bbl

Fully Diluted Share Count

~197 million

10

Why Own Magnolia? Business model creates an Oil & Gas company that appeals to “Generalist” investors High Quality Assets Drive Low Capital Reinvestment Rate that Provides Growth to the Business • Limit Capital Spending to 55% of Annual Adjusted EBITDAX (below peer reinvestment rates for above average growth) Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow • 2024E Total BOE Growth of High Single-Digits & 2024E Oil Growth Exceeding BOE Growth; Long-term Mid-Single Digit Growth Generate strong, consistent free cash flow and return a significant portion to investors • Annual long-term per share dividend growth rate of ~10% and share repurchases of at least 1% per quarter Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle • One of the lowest leverage companies in the E&P space Generate high pretax operating margins • Focus on costs and margins Third Quarter 2024 Earnings Presentation 11

Appendix

Return Substantial Portion of Our Free Cash Flow to Shareholders and Allocate Some Excess Cash Toward Small, Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Provides Growth to the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow 2024E BOE and Oil Growth of High Single-Digits 2024E Oil Growth Exceeding BOE Growth Magnolia’s Business Model & Strategy 13 Third Quarter 2024 Earnings Presentation

Free Cash Flow Reconciliations 14 (in thousands) For the Quarters Ended September 30, 2024 September 30, 2023 Net cash provided by operating activities $217,893 $187,310 Add back: net change in operating assets and liabilities 22,928 29,419 Cash flows from operations before net change in operating assets and liabilities $240,821 $216,729 Additions to oil and natural gas properties (104,872) (106,668) Changes in working capital associated with additions to oil and natural gas properties (9,832) 17,735 Free cash flow $126,117 $127,796 Third Quarter 2024 Earnings Presentation

Adjusted EBITDAX Reconciliations 15 (in thousands) For the Quarters Ended September 30, 2024 September 30, 2023 Net income $105,912 $117,477 Interest (income) expense, net 3,856 (1,034) Income tax expense 26,530 31,211 EBIT $136,298 $147,654 Depreciation, depletion and amortization 107,336 81,158 Asset retirement obligations accretion 1,749 875 EBITDA $245,383 $229,687 Exploration expenses 491 5,128 EBITDAX $245,874 $234,815 Non-cash gain on revaluation of contingent consideration (7,009) - Non-cash stock based compensation expense 4,707 4,197 Adjusted EBITDAX $243,572 $239,012 Third Quarter 2024 Earnings Presentation

Adjusted Net Income Reconciliation 16 (in thousands) For the Quarters Ended September 30, 2024 September 30, 2023 Net income $105,912 $117,477 Adjustments: Non-cash gain on revaluation of contingent consideration (7,009) - Change in estimated income tax(1) 1,353 - Adjusted Net Income $100,256 $117,477 (in thousands) For the Quarters Ended Total Share Count September 30, 2024 September 30, 2023 Diluted weighted average shares of Class A Common Stock outstanding during the period 187,871 187,265 Weighted average shares of Class B Common Stock outstanding during the period (2) 10,544 21,827 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (2) 198,415 209,092 (1) Represents corporate income taxes using an estimated annual effective tax rate of 19.3% for the quarter ended September 30, 2024. (2) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. Third Quarter 2024 Earnings Presentation

Q3 2024 Capital Structure & Liquidity Overview 17 Capitalization & Liquidity ($ million) $400 $450 2024 2025 2026 Debt Maturity Schedule ($ million) Borrowing Base $0 Credit Facility Borrowings (as of 9/30/24) 6.00% Senior Unsecured Notes (1) Net cash and net debt are calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. Capital Structure Overview ▪ Maintain low financial leverage profile ‒ Currently have a net debt(1) position of $124 million ‒ Net Debt(1) / Q3 annualized adjusted EBITDAX of 0.1x ▪ Current Liquidity of $726 million, including fully undrawn credit facility (2) ▪ No debt maturities until senior unsecured notes mature in 2026 Capitalization Summary As of 9/30/2024 Cash and Cash Equivalents $276 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (3) $1,961 Net Debt / Q3 Annualized Adjusted EBITDAX 0.1x Net Debt / Total Book Capitalization 5% Liquidity Summary As of 9/30/2024 Cash and Cash Equivalents $276 Credit Facility Availability $450 Liquidity (2) $726 Third Quarter 2024 Earnings Presentation

Return on Capital Employed 18 (in thousands) For the Quarters Ended September 30, 2024 September 30, 2023 Operating Income (A) $129,012 $148,133 Debt - beginning of period 394,131 391,590 Stockholders' Equity - beginning of period 1,918,356 1,809,858 Capital Employed - beginning of period $2,312,487 $2,201,448 Debt - end of period 394,793 392,209 Stockholders' Equity - end of period 1,960,572 1,847,157 Capital Employed - end of period $2,355,365 $2,239,366 Average Capital Employed (B) $2,333,926 $2,220,407 Return on Average Capital Employed (A/B) 5.5% 6.7% Annualized Average Return on Capital Employed 22.1% 26.7% Third Quarter 2024 Earnings Presentation

Production Results 19 Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended September 30, 2024 For the Quarter Ended September 30, 2023 Production: Oil (MBbls) 3,579 1,225 2,354 3,024 1,117 1,907 Natural gas (MMcf) 14,644 2,474 12,170 14,406 2,713 11,693 Natural gas liquids (MBbls) 2,325 383 1,942 2,179 408 1,771 Total (Mboe) 8,345 2,020 6,325 7,604 1,978 5,626 Average Daily Production Volume: Oil (MBbls/d) 38.9 13.3 25.6 32.9 12.1 20.8 Natural gas (MMcf/d) 159.2 26.9 132.3 156.6 29.5 127.1 Natural gas liquids (MBbls/d) 25.3 4.2 21.1 23.7 4.4 19.3 Total (MBoe/d) 90.7 22.0 68.7 82.7 21.5 61.2 Third Quarter 2024 Earnings Presentation